UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 27, 2008

REEF GLOBAL ENERGY VII, L.P.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-122935-02	20-3963203
(Commission File Number)	(IRS Employer Identification Number)

1901 N. Central Expressway, Suite 300, Richardson, Texas 75080

(Address of principal executive offices)

(972) 437-6792

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03                                   Material Modification to Rights of Security Holders.

Conversion of Additional General Partner Interests to Limited Partner Interests

On August 27, 2008, we, Reef Global Energy VII, L.P. (the “Partnership”), filed a Certificate of Amendment to our Certificate of Limited Partnership, attached hereto as Exhibit 3(i)(a), with the Secretary of State of Nevada that amended and restated the list of general partners to update the names and addresses of the holders of Additional General Partner Interests (as that term is defined in the Partnership Agreement for Reef Global Energy VII, L.P. (the “Partnership Agreement”)).

Additionally, on August 28, 2008, Reef Oil & Gas Partners, L.P., our managing general partner (the “Managing General Partner”), elected to convert the interests of all Additional General Partners to Limited Partner Interests (as that term is defined in the Partnership Agreement) pursuant to Article VII of the Partnership Agreement (the “Conversion”).  On the same day, we filed a Certificate of Amendment to our Certificate of Limited Partnership, as amended, attached hereto as Exhibit 3(i)(b), with the Secretary of State of Nevada that updated the list of general partners to reflect the Managing General Partner as the only remaining general partner.

Upon the Conversion, all Additional General Partner Interests were converted into Limited Partner Interests of the Partnership.  Generally, holders of Limited Partner Interests have the same rights as holders of Additional General Partner Interests, including their voting and distribution rights.  However, certain rights of the former holders of Additional General Partner Interests will change pursuant to the Uniform Limited Partnership Act of the Nevada Revised Statutes.  Additionally, a holder of Limited Partner Interests has limited liability for partnership obligations; however, all holders of Additional General Partner Interests prior to the Conversion retain their liability as a general partner in the Partnership for the time period during which during which such person or entity was a general partner in the Partnership.  Also, special rules may apply for U.S. federal income tax purposes to the former holders of Additional General Partner Interests.

Section 9 – Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	3.1(i)(a)	Certificate of Amendment to the Certificate of Limited Partnership of Reef Global Energy VII, L.P., dated August 27, 2008
	3.1(i)(b)	Certificate of Amendment to the Certificate of Limited Partnership of Reef Global Energy VII, L.P., dated August 28, 2008

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2008

REEF GLOBAL ENERGY VII, L.P.

By:	Reef Oil & Gas Partners, L.P.
Managing General Partner

	By:	Reef Oil & Gas Partners, GP, LLC

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli

Manager (principal executive officer)